Investor Presentation May 2015

Cautionary Statement 2 This presentation includes forward-looking statements. These statements relate to, among other things, projections of operational volumetrics and improvements, growth projects, cash flows and capital expenditures. We have used the words "anticipate,” "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," "will," "potential," and similar terms and phrases to identify forward-looking statements in this presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations and future growth involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors, which are described in greater detail in our filings with the SEC. The consummation of the Republic Midstream acquisition discussed in this presentation is subject to negotiation of definitive acquisition agreements and other conditions beyond our control. Construction of the projects described in this presentation is subject to risks beyond our control including cost overruns and delays resulting from numerous factors. In addition, we face risks associated with the integration of acquired businesses, decreased liquidity, increased interest and other expenses, assumption of potential liabilities, diversion of management’s attention, and other risks associated with acquisitions and growth, including the Republic Midstream acquisition, if consummated. Please see our Risk Factor disclosures included in our Annual Report on Form 10-K for the year ended December 31, 2014 filed on March 10, 2015 and on Form 10-Q for the quarter ended March 31, 2015 filed on May 11, 2015. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward- looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

11.4 11.0 10.3 9.6 9.5 8.6 8.4 8.1 6.9 6.9 6.8 6.0 5.8 5.3 4.9 4.3 4.0 3.7 2.9 2.6 2.1 - 2.0 4.0 6.0 8.0 10.0 12.0 American Midstream Partners, LP (NYSE:AMID) Current Distribution Yield5 (%) Quarterly Distribution $0.4725 per unit ($1.89 per unit annualized) Yield1 10.3% Equity Market Cap1 $417 million Enterprise Value1,2 $967 million Outstanding Limited Partner Units3 22.7 million 2015 Adjusted EBITDA Guidance $85 - $95 million 2015 Target Leverage4 ~3.5x American Midstream is engaged in gathering, treating, processing, fractionating, and transporting natural gas and oil and condensate to link producers and suppliers to diverse natural gas, NGL, and oil markets. The Partnership operates more than 3,000 miles of pipelines that gather and transport approximately 1 Bcf/d of natural gas, including three interstate and five intrastate pipelines. In addition, AMID operates, or is constructing, crude oil midstream assets in offshore Southeast Louisiana and the Bakken. The Partnership also owns and operates 1.7 million barrels of above-ground storage capacity. 1) As of 5/15/2015. 2) Includes Series A Convertible Preferred Units and Series B PIK Units. 3) Outstanding Limited Partner Units includes the Common Units outstanding as of 3/31/2015. Does not include the above-mentioned Series A Convertible preferred securities or Series B PIK Units. 4) Expectations as of 5/11/2015; 5) Source: Factset. 3

Delivering on growth strategy Acquisitions/ Drop-downs • Acquire nearby assets to consolidate operations, increase scale, and expand service offerings (e.g. Lavaca system is in close proximity to the Republic Midstream crude oil system that is currently under construction by AMID’s General Partner) • Acquire assets outside of existing geographic footprint that provide long-term development opportunities • General Partner may drop down portfolio-owned or acquired assets (e.g. Blackwater Midstream acquisition) Optimization and Expansion • Aggressively pursue new well connections, interconnects, and markets (e.g Midla restructuring and Midla-Natchez pipeline construction) • Optimize available capacity with minimal capital requirements • Expand key assets to enhance competitive position Asset Development • Leverage development and operating expertise to establish new asset platforms within or outside existing geographic footprint (e.g. Bakken crude gathering system) • General Partner can develop strategic assets in conjunction with AMID that may be dropped down 4

Operating in major US resource plays 5

Transformative Costar Midstream acquisition East Texas • Two plants and gathering systems totaling approximately 700 miles of gathering pipeline and 70 MMcf/d of total processing capacity • Longview Processing Plant: 50 MMcf/d capacity with 8,500 bbl/d fractionator and 7,000 bbl/d of off-spec condensate treating capacity • Chapel Hill Processing Plant: 20 MMcf/d capacity with 1,250 bbl/d fractionator • Longview rail terminal, expected online in second half 2015, complements off-spec treating operations by improving margins Permian • Yellow Rose system includes newly constructed 40 MMcf/d cryogenic gas processing plant and approximately 50-mile gathering system • Mesquite JV with EnLink to expand rail terminal; includes 5,000 bbl/d off-spec treating and 5,000 bbl/d condensate treatment capacity expected online in fourth quarter of 2015 Bakken • Crude gathering system in the Williston Basin with initial design capacity of 40,000 bbl/d • Expected to be online in second quarter of 2015 • Opportunities for additional services including gas gathering and processing The Costar Midstream acquisition, which closed in October 2014, expands the Partnership into additional premier U.S. resource plays with attractive contracted growth. Assets include onshore gathering and processing, fractionation and off-spec condensate treating and stabilization assets in East Texas and the prolific Permian basin, with a significant crude oil gathering system project near completion in the Bakken oil play. 6

Expanding midstream footprint in the Eagle Ford

Eagle Ford shale footprint includes existing natural gas gathering and redelivery system with significant expansion under construction. In addition, the Partnership has an option to purchase a 50% interest in a crude oil gathering system which is currently under construction by affiliates of the Partnership's General Partner.



Caldwell
Guadalupe
Fayette
Gonzales
Lavaca
DeWitt
Karnes
Jackson
Victoria
Lavaca
Republic
Republic Central Facility

Lavaca County

- Includes ~200 miles of low- and high-pressure pipeline ranging from four to eight inches in diameter with 32,000 horsepower of leased compression in Lavaca and Gonzales counties
- Volumes tripled to ~120 MMcf/d from acquisition and expected to increase by an additional 10 to 15 percent by 2015 year-end

Republic Midstream Crude Oil System

- Includes 180 miles of gathering and trunk lines, 144-acre central delivery terminal complex, and 30-mile, 12-inch takeaway pipeline with initial capacity of 80,000 bbl/d
- Partnership has right to acquire 50% interest upon commencement of operations, expected in the second half of 2015

American Midstream

7

Fee-based, organic growth pipeline • Federal Energy Regulatory Commission approved retirement and replacement of 1920s vintage Midla pipeline • Replacement 12-inch, 50-mile Midla-Natchez pipeline will serve existing customers from Winnsboro, Louisiana to Natchez, Mississippi under long-term agreements • Expected online in late 2016 Harvey Terminal • 15-mile extension of High Point system located onshore and offshore southeast Louisiana • Lateral to serve existing refinery customer under 15-year, firm transportation contract • Expected online late 2015 High Point Lateral Midla Restructuring • 56-acres located in Harvey, Louisiana on the Mississippi River • Approximately 380,000 barrels of storage capacity on-site, with approximately 60 percent leased under firm, multi-year contracts and the balance expected to be leased by year-end • Construction of additional 150,000 barrels of storage capacity underway, 100,000 of which is leased under firm, multi-year contracts and the remaining 50,000 expected to be leased in Q2 2015 • Potential for more than 2 million barrels of capacity at site when fully developed Harvey Terminal 8

Financial strength through growth initiatives 1) Distributions paid per unit are the total distributions paid for the years shown. $1.65 in 2011 represents an annualized distribution post-IPO. $1.65 $1.73 $1.75 $1.85 2011 2012 2013 2014 Long-term, Sustainable Distribution Growth Per Unit1 $18.9 $31.9 $45.6 $85 - $95 2012 2013 2014 2015F Adjusted EBITDA Growth (millions) 0.55 0.81 1.08 1.19 1.10 0.92 1.02 0.96 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Distribution Coverage Ratio (TTM) 5.72 3.70 4.44 ~3.50 2012 2013 2014 2015F Improving Leverage Ratio (x) See Appendix for reconciliation of Non-GAAP financial measures. 9

Strong 2014 results, expected to nearly double in 2015 See Appendix for reconciliation of Non-GAAP financial measures. Figures shown as of year-end 2013 and 2014. 1) AMID hedges a portion of its commodity exposure through product-specific hedges. 2) Includes fixed-margin, firm transportation, and take-or-pay. 3) Growth capital expenditures exclude capital for maintenance. $31.9 $45.6 $85 - $95 2013 2014 2015F Adjusted EBITDA (millions) $16.2 $32.7 $65 - $75 2013 2014 2015F Distributable Cash Flow (millions) 1.08 1.02 ~1.0 2013 2014 2015F Distribution Coverage Ratio (x) ($ millions) 2014 Actual 2015 Guidance Change Adjusted EBITDA $45.6 $85 - $95 ~2.0x Distributable Cash Flow $32.7 $65 - $75 ~2.0x Growth Capital Expenditures3 $90.3 $125 - $135 ~1.4x Gross Margin by Contract Type Commodity Sensitive ~20%1 Fee-based ~80%2 10 Commodity Sensitive 25%1 Fee-based 75%2 2014 2015F

Compelling MLP Investment Management team with more than 25 years of average experience and supportive General Partner (ArcLight Capital Partners) with history of investing in growth-oriented midstream companies Asset base in majority of US resource plays, including the Permian, Bakken, Eagle Ford, and East Texas with significant expansion and development opportunities $500 million revolving credit facility and General Partner sponsor with ability to provide growth capital, financing flexibility, and balance sheet support Experienced and incentivized leadership Track record of delivering growth Financial strength to pursue opportunities 11

Appendix

Costar Midstream East Texas Assets •Gathering and processing services via two processing facilities and gathering pipeline; 7,000 bbl/d of off- spec condensate treating capacity •70 MMcf/d of processing capacity; approximately 10,000 bbl/d of fractionation capacity •Supplied by oil and gas production from Woodbine and Cotton Valley in the East Texas basin •Primarily percent-of- proceeds and fixed- margin contracts Permian System •Gas gathering and processing facility; online fourth quarter 2014 •Supported by more than 30,000 acres dedicated under a long-term, fee- based contract with anchor producer •40 MMcf/d of processing capacity •In discussions with nearby third-party producers and midstream companies to process additional natural gas Bakken Crude Gathering System •Located in North Dakota’s Williston Basin, initial development expected to be online in second quarter 2015 •Supported by 24,000 acres dedicated under a long-term, fee-based contract with anchor producer •Initial capacity of 40,000 bbl/d; expected to ramp to 20,000 bbl/d by 2015 year-end •Opportunities for additional services including gas gathering and processing Longview Rail Facility •Located adjacent to the East Texas Longview facility on 400-acre property; expected online second half of 2015 •Will transport C5 and condensate to Canada and other markets, and provide source for off-spec condensate and crude oil •Long-term plans to add unit train capacity to source crude for pipeline and local markets Mesquite JV •Joint venture with EnLink Midstream expand existing rail terminal and fractionator near Midland, TX to allow for receipt of off-spec condensate and NGLs to be treated and sold via pipeline, truck and rail •First off-spec treating facility in the region •5,000 bbl/d off-spec treating and 5,000 bbl/d condensate treatment capacity expected online in fourth quarter of 2015 Existing Operations Development Projects 13

Eagle Ford Expansion

Existing Operations

Lavaca

- Acquired initial stake for approximately $100 million from a subsidiary of Penn Virginia Corporation in February 2014
- Includes ~200 miles of low- and high-pressure pipeline ranging from four to eight inches in diameter with 32,000 horsepower of leased compression
- Substantial fee-based revenues; dedicated acreage to the system over the next 25 years from Penn Virginia Corporation
- Volumes tripled to ~120 MMcf/d from acquisition and expected to increase by an additional 10 to 15 percent by 2015 year-end

Development Projects

Republic

- AMID executed option agreement providing the Partnership with the right to acquire 50% interest
- ArcLight committed $400 million total capital for construction
- Includes 180 miles of gathering and trunk lines, 144-acre central delivery terminal complex, and 30-mile, 12-inch takeaway pipeline with initial capacity of 80,000 bbl/d
- Midstream services provided to Penn Virginia under long-term, fee-based transportation agreement
- Partnership has right to acquire 50% interest upon commencement of operations, expected in the second half of 2015

American Midstream

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Appendix: Non-GAAP Financial Measures This presentation includes forecasted and historical non-GAAP financial measures, including “Gross Margin,” “Adjusted EBITDA” and “Distributable Cash Flow.”. Each has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measures. Management compensates for the limitations of these non-GAAP financial measures as analytical tools by reviewing the comparable GAAP financial measures, understanding the differences between the measures and incorporating these data points into management’s decision- making process. The GAAP measure most directly comparable to Gross Margin, Adjusted EBITDA and Distributable Cash Flow is net income (loss) You should not consider any of gross margin, adjusted EBITDA or distributable cash flow in isolation or as a substitute for or more meaningful than our results as reported under GAAP. Gross margin, adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry. Our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. We define adjusted EBITDA as net income, plus interest expense, income tax expense, depreciation expense, certain non-cash charges such as non-cash equity compensation, unrealized losses on commodity derivative contracts, cash distributions in excess of earnings from unconsolidated affiliates and selected charges that are unusual or nonrecurring, less interest income, income tax benefit, unrealized gains on commodity derivative contracts, amortization of commodity put purchase costs, and selected gains that are unusual or nonrecurring. The GAAP measure most directly comparable to adjusted EBITDA is net income (loss) attributable to the Partnership. Distributable cash flow is a significant performance metric used by us and by external users of the Partnership's financial statements, such as investors, commercial banks and research analysts, to compare basic cash flows generated by us to the cash distributions we expect to pay the Partnership's unitholders. Using this metric, management and external users of the Partnership's financial statements can quickly compute the coverage ratio of estimated cash flows to planned cash distributions. Distributable cash flow is also an important financial measure for the Partnership's unitholders since it serves as an indicator of the Partnership's success in providing a cash return on investment. Specifically, this financial measure may indicate to investors whether we are generating cash flow at a level that can sustain or support an increase in the Partnership's quarterly distribution rates. Distributable cash flow is also a quantitative standard used throughout the investment community with respect to publicly traded partnerships and limited liability companies because the value of a unit of such an entity is generally determined by the unit's yield (which in turn is based on the amount of cash distributions the entity pays to a unitholder). Distributable cash flow will not reflect changes in working capital balances. We define distributable cash flow as adjusted EBITDA plus interest income, less cash paid for interest expense, normalized maintenance capital expenditures, and dividends related to the Series A convertible preferred units. The GAAP financial measure most comparable to distributable cash flow is net income (loss) attributable to the Partnership. The GAAP measure most directly comparable to forecasted adjusted EBITDA and distributable cash flow is net income (loss) attributable to the Partnership. Net income attributable to the Partnership is forecasted to be approximately $35 million to $45 million in 2015. Gross margin and segment gross margin are metrics that we use to evaluate our performance. We define segment gross margin in our Gathering and Processing segment as revenue generated from gathering and processing operations less the cost of natural gas, NGLs and condensate purchased and revenue from construction, operating and maintenance agreements ("COMA"). Revenue includes revenue generated from fixed fees associated with the gathering and treating of natural gas and from the sale of natural gas, NGLs and condensate resulting from gathering and processing activities under fixed-margin and percent-of-proceeds arrangements. The cost of natural gas, NGLs and condensate includes volumes of natural gas, NGLs and condensate remitted back to producers pursuant to percent-of-proceeds arrangements and the cost of natural gas purchased for our own account, including pursuant to fixed-margin arrangements. We define segment gross margin in our Transmission segment as revenue generated from firm and interruptible transportation agreements and fixed-margin arrangements, plus other related fees, less the cost of natural gas purchased in connection with fixed-margin arrangements. Substantially all of our gross margin in this segment is fee-based or fixed-margin, with little to no direct commodity price risk. We define segment gross margin in our Terminals segment as revenue generated from fee-based compensation on guaranteed firm storage contracts and throughput fees charged to our customers less direct operating expense which includes direct labor, general materials and supplies and direct overhead. We define gross margin as the sum of our segment gross margin for our Gathering and Processing, Transmission and Terminals segments. The GAAP measure most comparable to gross margin is net income (loss) attributable to the Partnership. 15

Appendix: Non-GAAP Financial Measures 16

Appendix: Non-GAAP Financial Measures 17